UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2018

ORBITAL TRACKING CORP.

(Exact name of the registrant as specified in its charter)

Nevada	000-25097	65-0783722
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

18851 N.E. 29th Ave., Suite 700, Aventura, FL 33180

(Address of principle executive offices) (Zip code)

Registrant’s telephone number, including area code: (305) 560-5355

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[  ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[  ]

SECTION 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

On May 10, 2018, we issued 20,000 shares of our Series J Preferred Stock at their stated value of $10.00 per share to one investor, for total proceeds of $200,000. Our Series J Preferred Stock is currently convertible to common stock at a price of $1.50 per share and votes on an as-converted basis, subject to certain conversion limitations.

In addition, on May 14, 2018, we issued a total of 30,000 Units to three investors at a price of $10.00 per Unit, for total proceeds of $300,000. Each Unit consists of one (1) share of our newly designated Series L Preferred Stock and warrants to purchase two (2) shares of common stock at a price of $4.00, exercisable for three years.

The offer and sale of the Series J Preferred Stock, Series L Preferred Stock and warrants as discussed above was conducted pursuant to Rule 506 under Regulation D. The securities were offered exclusively to accredited investors and we engaged in no general solicitation or advertising

SECTION 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On May 11, 2018, we designated a new series of Preferred Stock entitled “Series L Preferred Stock.” Our Series L Preferred Stock consists of 100,000 shares with a stated value of $10.00 per share. Series L Preferred Stock is convertible to common stock at a price of $4.00 per share and votes together with our common stock on an as-converted basis, subject to conversion limitations. Conversions of our Series L Preferred Stock are limited such that no conversion may be made to the extent that, following the conversion, the converting shareholder would own more than 9.99% of our issued and outstanding common stock.

The rights of our Series L Preferred Stock are set forth in full in the relevant Certificate of Designation, which is filed herewith as Exhibit 3.1.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
3.1	Certificate of Designation for Series L Preferred Stock
10.1	Form of Subscription Agreement - Series J Preferred Stock
10.2	Form of Subscription Agreement - Series L Preferred Stock
10.3	Form of Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

ORBITAL TRACKING CORP.

Date: May 15, 2018	By:	/s/ David Phipps
David Phipps